REVISED 3/19/98
                                  SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

Filed by the Registrant  |X|
Filed by a Party other than the Registrant |_|

Check the appropriate box:
|_| Preliminary Proxy Statement
|_| Confidential, For Use of the Commission Only
      (as permitted by Rule 14a-6(e)(2)
|X| Definitive Proxy Statement
|_| Definitive Additional Materials
|_| Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                              Concord Camera Corp.
     ----------------------------------------------------------------------

                (Name of Registrant as Specified in Its Charter)
     ----------------------------------------------------------------------

    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
|X| No fee required.
|_| Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)      Title of each class of securities to which transaction applies:
------------------------------------------------------------------------------

(2)      Aggregate number of securities to which transaction applies:
------------------------------------------------------------------------------

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
------------------------------------------------------------------------------

(4)      Proposed maximum aggregate value of transaction:
------------------------------------------------------------------------------

(5)      Total fee paid:

|_| Fee paid previously with preliminary materials

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)      Amount previously paid:
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------------------------------------------------------------------------------

(4)      Date Filed:
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
                                 REVISED 3/19/98

                              CONCORD CAMERA CORP.
                                  35 Mileed Way
                            Avenel, New Jersey 07001

                                 ---------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                                 ---------------

                                 April 23, 1998
                                 ---------------


To the Shareholders of Concord Camera Corp.:

     Notice is hereby given that the Annual Meeting of Shareholders of Concord Camera Corp. (the "Company") will be held at the Sheraton Woodbridge Place Hotel, 515 Route 1 South (New Jersey Turnpike - Exit 11), Iselin, New Jersey 08830, on Thursday, April 23, 1998, at 10:00 a.m., local time, for the following purposes:

         1.       To elect directors for the ensuing year;

         2. To ratify the selection of Ernst & Young LLP (Ernst & Young) as independent auditors of the Company for the fiscal year ending June 30, 1998; and
         3. To transact such other business as may properly come before the meeting or any adjournments thereof.

     The Board of Directors has fixed the close of business on March 2, 1998 as the record date for the determination of shareholders entitled to notice of, and to vote at, the meeting or any adjournments thereof.

     Management requests all shareholders to sign and date the enclosed form of proxy and return it in the postage paid, self-addressed envelope provided for your convenience. Please do this whether or not you plan to attend the meeting. Should you attend, you may, if you wish, withdraw your proxy and vote your shares in person.

                       By Order of the Board of Directors
                                   Brian King
                                    Secretary

Avenel, New Jersey
March 13, 1998

                              CONCORD CAMERA CORP,
                                  ------------

                                 PROXY STATEMENT
                              dated March 13, 1998
                                 ---------------

                       FOR ANNUAL MEETING OF SHAREHOLDERS
                       to be held Thursday, April 23, 1998
                                 ---------------


     This Proxy Statement is furnished by the Board of Directors (the "Board") of CONCORD CAMERA CORP. (the "Company") in connection with the solicitation of proxies to be voted at the Annual Meeting of Shareholders which will be held at the Sheraton Woodbridge Place Hotel, 515 Route 1 South (New Jersey Turnpike Exit
11), New Jersey 08830, on Thursday, April 23, 1998, at 10:00 a.m., local time, and all adjournments thereof (the "Annual Meeting"). The Board has fixed the close of business on March 2, 1998 as the record date for the determination of shareholders entitled to notice of, and to vote at, the Annual Meeting or any adjournments thereof.

     Any shareholder giving a proxy will have the right to revoke it at any time prior to the time it is voted. A proxy may be revoked by written notice to the Company, Attention: Secretary, by execution of a subsequent proxy or by attendance and voting in person at the Annual Meeting. Attendance at the Annual Meeting will not automatically revoke the proxy. All shares represented by effective proxies will be voted at the Annual Meeting or at any adjournment thereof. Unless otherwise specified in the proxy (and except for "broker non-votes" described below), shares represented by proxies will be voted (i) FOR the election of management's nominees for directors, (ii) FOR the ratification of the selection of Ernst & Young LLP ("Ernst & Young") as independent auditors of the Company for the fiscal year ending June 30, 1998 ("Fiscal 1998"), and
(iii) in the discretion of the proxy holders with respect to such other matters as may come before the Annual Meeting.

     The Company's executive offices are located at 35 Mileed Way, Avenel, New Jersey 07001. On or about March 13, 1998, this Proxy Statement, the accompanying form of proxy, and the Annual Report of the Company for the fiscal year ended June 30, 1997 ("Fiscal 1997"), including financial statements, are to be mailed to each shareholder of record at the close of business on March 2, 1998.

     As of March 2, 1998, the Company had issued and outstanding 10,937,973 shares of no par value, common stock (the "Common Shares"), the Company's only class of voting securities outstanding. Each Common Share entitles the holder thereof to one vote. The majority of all the outstanding Common Shares constitutes a quorum at the Annual Meeting. Shares of Common Stock represented by proxies that reflect abstentions and "broker non-votes" (i.e., Common Stock represented at the Annual Meeting by proxies held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have the discretionary voting power on a particular matter) will be counted as a vote represented and voted at the Annual Meeting for purposes of determining the number of votes required to approve a proposal. Shares of Common Stock represented by proxies that withhold authority to vote for a nominee for election as a director and broker non-votes will not be counted as a vote represented and voted at the Annual Meeting for purposes of determining the number of votes required to elect such nominee.

                       PROPOSAL ONE: ELECTION OF DIRECTORS

Nominees for Election of Directors

     Pursuant to Article III of the Company's By-laws, as amended, the Board has fixed the number of directors constituting the entire Board at eight. All eight directors are to be elected at the Annual Meeting, each to hold office until the next annual meeting of shareholders and until his successor is duly elected and qualified. In voting for directors, each shareholder is entitled to cast one vote for each share held of record, either in favor of or against the election of each nominee, or to abstain from voting on any or all nominees. It is intended that the Common Shares represented by the enclosed form of proxy will be voted in favor of the election of all of the nominees named below as directors, all of whom are now directors of the Company, unless otherwise specified in such proxy. If any of the nominees should become unavailable for election, the Common Shares represented by such proxies will be voted for such substitute nominees as may be nominated by the Board. The election of directors requires the affirmative vote of a plurality of the votes cast by the holders of the Common Shares present or represented and entitled to vote at the Annual Meeting.

     The following table sets forth information with respect to each nominee for director, all of whom are currently serving as directors of the Company. The information has been furnished to the Company by the individual named.


                                              Year First
                                              Elected/
                                              Nominated
Name of Nominee                     Age       Director          Positions and Offices with the Company

Ira B. Lampert (1)  ................52        1993              Chairman, Chief Executive Officer and
                                                                Director; Director of Concord Camera HK
                                                                Limited, Concord Camera GmbH, Concord
                                                                Camera UK Limited, Concord Camera Illinois
                                                                Corp. and Concord Camera France

Steve Jackel (2)   .................62        1996              President, Chief Operating Officer and Director

Eli Arenberg (3)  ..................70        1988              Director

Joel L. Gold (4)   .................56        1991              Director

Morris H. Gindi (5)  ...............53        1988              Director

J. David Hakman (6)  ...............56        1993              Director

Ira J. Hechler (7)   ...............79        1992              Director

Kent M. Klineman (8)  ............. 65        1993              Director

---------------

(1) On July 13, 1994, Ira B. Lampert was appointed to the positions of Chairman and Chief Executive Officer of the Company. Mr. Lampert was President and Chief Operating Officer from June 1, 1993 through January 1, 1996, and has been a Director of the Company since June 29, 1993. Mr. Lampert is also a director of Concord Camera HK Limited, Concord Camera GmbH, Concord Camera UK Limited, Concord Camera Illinois Corp. and Concord Camera France. From April 1992 through May 30, 1993, Mr. Lampert's services were made available to the Company under consulting agreements with Whitehall Enterprises Inc. ("WEI"), an investment banking company for the middle-market, of which Mr. Lampert was the President from August 1990 through May 1993. During the 1980's through the early 1990's, Mr. Lampert also served as a director and/or officer of Summit Ventures, Inc. and related entities which developed and managed Ascutney Mountain Resort, a year-round destination resort located in Vermont. Mr. Lampert is a Board Member of the Queens College Foundation which is part of the City University of New York and is the Treasurer of the Boys Brotherhood Republic, a non-profit organization for underprivileged children in the New York City area.

(2) Effective January 1, 1996, Steve Jackel was appointed President, Chief Operating Officer, and Director of the Company. From May 1, 1995 to
     December 31, 1995, Mr. Jackel's services were rendered to the Company pursuant to a consulting agreement dated May 1,1995 between the Company and Harjac Consulting Corp., a corporation owned by Mr. Jackel. From February 1993 to November 1994, Mr. Jackel was President of McCrory's Corporation and Chairman of McCrory Stores. From June 1992 through February 1993 he was Co-President of McCrory Stores. From February 1991 through June 1992 he was Executive Vice President Specialty Operation for McCrory Stores. Prior to that time Mr. Jackel was an independent management consultant.

(3) Eli Arenberg joined the Company in April 1984 as Vice President of Sales and Marketing and in September 1989 was promoted to Senior Vice President of Sales. In February 1992, Mr. Arenberg retired from such positions and in July 1994 made his services available to the Company under a consulting agreement with ELA Enterprises, Inc. (the "ELA Enterprises Consulting Agreement"), a Florida corporation wholly-owned by Mr. Arenberg.

(4) Joel L. Gold is currently Senior Managing Director of Inter Bank Capital Group, LLC, an investment bank. From March 1996 through September 1997, Mr. Gold was an Executive Vice President at L.T. Lawrence & Co., Inc., an investment bank. From April 1995 through March 1996, Mr. Gold was a managing director at Fector Detwiler & Co, Inc. an investment bank. From January 1992 through April 1995, Mr. Gold was a director at Furman Selz Incorporated, an investment bank. From April 1990 through December 1991, Mr. Gold was a managing director at Bear, Stearns & Co. Inc., New York, New York. From April 1971 through February 1990, Mr. Gold was a managing director at Drexel Burnham Lambert. Mr. Gold is currently a member of the board of directors of BCAM International, Life Medical Sciences and Sterling Vision.

(5) Morris H. Gindi is the Chief Executive Officer of Notra Trading Inc., located in Woodbridge, New Jersey, and has served in such capacity since 1983. Notra Trading Inc. is an import agent in the housewares and domestics industry. Mr. Gindi has over 27 years experience in importing.

(6) J. David Hakman is the owner and Chief Executive Officer of Hakman and Company, Inc., a merchant banking concern, and a member of the National Association of Securities Dealers, Inc. Mr. Hakman has been a director since 1989 and a member of the Audit and Nominating Committees since 1991 of Hanover Direct, Inc., a firm engaged in the direct marketing business.

(7) Ira J. Hechler is a partner and a director of the investment firm Ira J. Hechler & Associates located in New York, New York. Mr. Hechler has been associated with such firm since June 1987. The firm's principal business is holding stock, partnership interests and other property for investment purposes. Mr. Hechler is currently a member of the board of directors of The Leslie Fay Companies, Inc. and United States Banknote

         Corporation.

(8) Kent M. Klineman has been an attorney and private investor and has served as a director of several closely- held companies during the past five years. Mr. Klineman is a director, Secretary and a member of the Compensation Committee of EIS International, Inc., a director and treasurer of Sonoma Cutrer Vineyards, Inc., and a director of Dealers Alliance Credit Corp. and Dealers Alliance Capital Corp. Mr. Klineman's initial nomination to serve as director of the Company in 1993 was made by Mr. Hechler. See "Certain Relationships and Related Transactions."

Meetings and Committees

     In Fiscal 1997, the Board held six meetings of which two were telephonic. The Board has an Audit Committee, a Compensation Committee, a Stock Option Committee, an Executive Committee, an Ad Hoc Committee and a Nominating Committee.

     The Audit Committee, consisting of Kent M. Klineman (Chairman), J. David Hakman and Eli Arenberg, reviews and reports to the Board with respect to various auditing and accounting matters, including recommendations to the Board as to the selection of the Company's independent auditors, the scope of audit procedures, general accounting policy matters and the performance of the Company's independent auditors. The Audit Committee held four meetings in Fiscal 1997.

     The Compensation and Stock Option Committee, consisting of Joel L. Gold (Chairman), Ira J. Hechler, and Morris Gindi, was formed to review and make recommendations to the Board regarding all executive compensation matters. The Compensation Committee held three meetings in Fiscal 1997.

     The Nominating Committee, consisting of Ira B. Lampert, Joel Gold, Ira J. Hechler and Kent Klineman, was formed to nominate those persons who shall be invited to stand for election to the Board of Directors as management nominees at any and all ensuing meetings of the shareholders of the Company or pursuant to any actions with respect to the election of directors to be taken by written consent of the shareholders. The Nominating Committee held one meeting in Fiscal 1997. The Nominating Committee has proposed the slate of directors proposed herein. Shareholder suggestions of one or more nominees for election to the Board may be sent in writing to the Nominating Committee, Attention: Chairman, c/o the Company, 35 Mileed Way, Avenel, New Jersey 07001.

     In Fiscal 1997, all of the directors attended at least 75% of the aggregate of the total number of meetings of the Board and committees of which they were members.

Directors Compensation

     Non-employee  members of the Board  receive  (i) an annual fee of  $10,000,
(ii) a $2,500 annual fee for serving on each committee of the Board with the Chairman thereof receiving a $3,500 annual fee, and (iii) a meeting fee of $750 for each meeting attended in person and $250 for each meeting attended telephonically. In addition, under the Company's Incentive Plan each non-employee director is entitled to receive options pursuant to a formula to purchase up to 20,000 Common Shares upon his/her appointment as director. The Incentive Plan also provides for the grant of an immediately exercisable option to purchase 1,000 Common Shares on the date of the original grant and on each anniversary of the original grant. Pursuant to this plan each non-employee director (other than Eli Arenberg) received options to purchase 25,000 Common Shares and Eli Arenberg received options to purchase 24,000 Common Shares.

     As of December 22, 1996, all outstanding options held by directors of the Company having an exercise price of $4.00 a share or more were revised as follows:

      (a) The number of shares of Common Stock covered by each option was reduced by 25% (the reduction was applied first on a pro rata basis against the unvested installments of each option).

      (b) The exercise price for 50% of the shares covered by the revised option were repriced to be $2.00 per share, 25% were repriced to be $2.50 per share, and 25% to be $3.00 per share.

      (c) Vesting of the repriced options remained unchanged.

     Mr. Arenberg, through a company controlled by him, is a party to a consulting agreement with the Company. See "Certain Relationships and Related Transactions."

                               EXECUTIVE OFFICERS

     The names of the current executive officers of the Company together with certain biographical information for each of them (other than Mr. Lampert and Mr. Jackel for whom biographical information is provided above) is set forth below:


Name of Executive Officer           Age              Positions and Offices with the Company

Ira B. Lampert  ....................52...            Chairman, Chief Executive Officer and Director

Steve Jackel   .....................62....           President, Chief Operating Officer and Director

Eli Shoer     ......................50......         Executive Vice President

Brian F. King    ...................45...            Vice President of Corporate and Strategic Development and
                                                     Managing Director of Concord Camera HK Limited

Lawrence Pesin   ...................52.              Vice President Global Marketing

Harlan I. Press   ..................33....           Corporate Controller and Assistant Secretary

     Eli Shoer is Executive Vice President of the Company and has held such position since August 1995. From April 1991 to August 1995, Mr. Shoer was Director of Operations of Concord HK and managed the Company's manufacturing facilities in the Far East. Mr. Shoer worked as Senior Vice President for Operations of Keystone Camera Corporation from November 1990 through February 1991.

     Brian F. King is currently Vice President of Corporate and Strategic Development, Secretary and Managing Director of Concord Camera HK Limited and has held such positions since August 1996. Mr. King joined the Company in March 1996 as Vice President of Corporate and Strategic Development. From June 1991 through February 1996, Mr. King was Managing General Partner of Cripple Creek Associates, a partnership that built and operated two casinos in Cripple Creek, Colorado.

     Lawrence Pesin was appointed Vice President Global Marketing in February 1996. From December 1993 to January 1996, Mr. Pesin was Executive Vice President of Pavion, Ltd., a cosmetics and fragrances manufacturer. From April 1992 to December 1993, Mr. Pesin was Chief Executive Officer of Alfin Inc., an American Stock Exchange listed manufacturer of cosmetics and fragrances. From December 1983 to April 1992, Mr. Pesin was Chief Executive Officer of Colonia Inc. an international fragrance and cosmetics company.

     Harlan I. Press was appointed Corporate Controller and Assistant Secretary of the Company effective October 1, 1996. Mr. Press joined the Company in April 1994 and has held the position of Chief Accounting Officer since November 1994. Mr. Press was a Senior Field Examiner for the CIT Group from April 1993 through April 1994. From December 1991 through April 1993, Mr. Press served as the Production Manager and Inventory Controller for Sandberg and Sikorski Diamond Corp, a jewelry manufacturer. Prior to then Mr. Press was a Senior Accountant in BDO Seidman's Audit Division.
                                        7

Section 16 Beneficial Ownership Reporting Compliance

     The following officers and directors of the Company filed late reports under Section 16(a) of the Securities and Exchange Act of 1934, as amended (the "Exchange Act") relating to Fiscal 1997: (i) Lawrence Pesin, Vice President Worldwide Marketing and Sales, late filing of a Form 4 due August 10, 1997 reporting the purchase in a private transaction of 10,000 shares of Common Stock and options to purchase 10,000 shares of Common Stock from a former employee of the Company pursuant to the management equity provision of the Company's Stock Incentive Plan and (ii) Brian F. King, Vice President of Corporate and Strategic Development, late filing of a Form 4 due August 10, 1997 reporting the purchase in a private transaction of 10,000 shares of Common Stock and options to purchase 10,000 shares of Common Stock from a former employee of the Company pursuant to the management equity provision of the Company's Stock Incentive Plan. There are no known failures to file a required Form 3, 4 or 5 and no other known late filings of a required Form 3, 4 or 5 during Fiscal 1997 by any person required to file such forms with respect to the Company pursuant to Section 16 of the Exchange Act.
                                        8


                             EXECUTIVE COMPENSATION


I. SUMMARY COMPENSATION TABLE
                                                                                                      Long-Term
                                                                                                      Compensation
                                                                                                      Awards
                                         Annual Compensation
                 (a)                  (b)           (c)            (d)               (e)                 (g)                (i)
                                                                                                     Securities          All Other
                                                                                 Other Annual        Underlying           Compen
                                     Fiscal        Salary         Bonus          Compensation          Options            sation
Name and Principal Position           Year          ($)            ($)               ($)                 (#)                ($)
Ira B. Lampert                        1997        $545,205           --           $200,141 (1)        695,000 (4)        $10,350(7)
 Chief Executive Officer, and         1996         551,282        $100,000 (15)    220,432 (2)        245,000 (5)         18,289(7)
 Chairman                             1995         495,515          --             196,648 (3)        600,000 (6)         11,477(7)



Steve Jackel                          1997         400,000          --            66,210 (8)         306,250 (4)         26,821 (7)
 Chief Operating Officer,             1996         377,346      25,000(15)        36,237 (9)         300,000 (5)         38,631 (7)
 President                            1995          87,500           --            7,500 (10)        100,000               --


Eli Shoer                             1997        210,000           --            75,000 (11)         66,250 (4)         1,600 (7)
 Executive Vice President             1996        214,039       42,000(15)        75,000 (11)         10,000 (5)           --
                                      1995        207,037           --            66,850 (11)        150,000 (6)             --


Brian F. King                         1997        170,000           --            73,000 (12)        147,500 (4)          783 (7)
 Vice President of Corporate and      1996         44,265           --             3,105 (13)         87,500 (5)             --
 Strategic Development;               1995           --             --                --                 --                  --
 Managing Director of Concord
 Camera HK Limited


Lawrence Pesin                        1997        181,250           --            18,000 (14)         72,500 (4)             --
 Vice President Worldwide             1996         43,750           --             4,500 (14)         87,500 (5)             --
 Marketing and Sales                  1995           --             --                --                 --                  --




  (1) Includes $38,068, $102,036 and $45,360 paid for and to Mr. Lampert for auto lease and costs, reimbursement of taxes and partial housing costs, respectively.
  (2) Includes $35,012, $122,775 and $54,461 paid for and to Mr. Lampert for an auto lease and costs, reimbursement of taxes and partial housing costs, respectively.
  (3) Includes $46,558, $102,740 and $47,350 paid for and to Mr. Lampert for an auto lease and costs, reimbursement of taxes and partial housing costs, respectively.
  (4) These options include options issued prior to Fiscal 1997 that were canceled and repriced during Fiscal 1997.
  (5) Includes shares purchased from the Company for $5.375 per share by a loan from the Company and evidenced by full recourse  promissory  note secured by the Common Stock and does
         not  include  an  equal  number  of  shares   underlying  a  contingent
         restricted stock award ("restricted stock award") which vest as follows: 33 1/3% upon the Common Stock reaching a market price of $10.00 by August 31, 1997; 66 2/3% upon the Common Stock reaching a market price of $15.00 by February 28, 1999; and 100% upon the Common Stock reaching a market price of $20.00 by August 31, 2000. See
         "Certain   Relationships  and  Related  Transactions"  for  information
         regarding   substitution  of  options  to  purchase  Common  Stock  for contingent restricted stock awards.
  (6) These options include options previously issued, canceled, repriced and re-issued during Fiscal 1995.
  (7)    Represents amount paid by the Company for insurance premiums.
  (8) Includes $33,825 and $32,385 paid to Mr.Jackel for an auto lease, costs and tax reimbursement, respectively.
  (9) Includes $27,414 and $8,823 paid to Mr. Jackel for an auto lease and costs and travel expenses reimbursed to Harjac Consulting, of which Mr. Jackel was a principal, respectively.
(10)     Includes amounts paid to Harjac Consulting for auto expenses.
(11) Represents housing allowance paid to Mr. Shoer for living arrangements in the Far East.
(12) Includes $18,000 paid to Mr. King for auto allowances and $55,000 for housing allowance paid to Mr. King for living arrangements in the Far East.
(13)     Represents auto allowances paid to Mr. King.
(14)     Represents auto allowances paid to Mr. Pesin.
(15) Represents bonus determined and paid by the Company in Fiscal 1996 on account of Fiscal 1995 performance.


II.      OPTION GRANTS IN FISCAL 1997
                                                                                                             Potential Realizable
                                          Individual Grants                                                  Annual Value at
                                                                                                             assumed Rates of
                                                                                                             Stock Price
                                                                                                             Appreciation for
                                                                                                             Option Term

                                                                          Market
                                                                          Price of
                            Number of       % of Total                    Common
                            Securities      Options                       Stock On
                            Underlying      Granted to      Exercise      Date of
Name of Executive           Options         Employees       Price         Grant        Expiration
Officer                     Granted         in 1997 (1)     ($/Sh)        ($/sh)(2)       Date           5% ($)         10% ($)

            (a)                   (b)          (c)           (d)                        (e)                (f)           (g)

Ira B. Lampert (3)           127,500          7.98%         $2.000          --          Jul 31, 2003     160,368        406,404
                              97,500          6.10%         $2.000          --          Sep 30, 2004     122,634        310,780
                              63,750          3.99%         $2.500          --          Jul 31, 2003     100,230        254,003
                              48,750          3.05%         $2.500          --          Sep 30, 2004      76,647        194,237
                              63,750          3.99%         $3.000          --          Jul 31, 2003     120,276        304,803
                              48,750          3.05%         $3.000          --          Sep 30, 2004      91,976        233,085
                             245,000         15.34%         $1.813          --          Dec 21, 2006     279,269        707,721
Steve Jackel (3)              28,125          1.76%         $2.000          --          May 01, 2005      35,375         89,648
                              14,063          0.88%         $2.500          --          May 01, 2005      22,110         56,032
                              14,062          0.88%         $3.000          --          May 01, 2005      26,531         67,234
                              75,000          4.70%         $2.000          --          Feb 15, 2005      94,334        239,061
                              37,500          2.35%         $2.500          --          Feb 15, 2005      58,959        149,413
                              37,500          2.35%         $3.000          --          Feb 15, 2005      70,751        179,296
                             100,000          6.26%         $1.813          --          Dec 21, 2006     113,987        288,866
Eli Shoer (3)                 28,125          1.76%         $2.000          --          Sep 30, 2004      35,375         89,648
                              14,062          0.88%         $2.500          --          Sep 30, 2004      22,109         56,028
                              14,063          0.88%         $3.000          --          Sep 30, 2004      26,532         67,238
                              10,000          0.63%         $1.813          --          Dec 21, 2006      11,399         28,887
Brian F. King (3)(4)          22,500          1.41%         $2.000          --          May 07, 2006      28,300         71,718
                              11,250          0.70%         $2.500          --          May 07, 2006      17,688         44,824
                              11,250          0.70%         $3.000          --          May 07, 2006      21,225         53,789
                              27,500          1.72%         $1.813          --          Dec 21, 2006      31,346         79,438
                              25,000          1.57%         $2.500          --          Apr 28, 2007      39,306         99,609
                              25,000          1.57%         $2.750          --          Apr 28, 2007      43,237        109,570
                              25,000          1.57%         $3.000          --          Apr 28, 2007      47,167        119,531
Lawrence Pesin (3)(4)         22,500          1.41%         $2.000          --          May 07, 2006      28,300         71,718
                              11,250          0.70%         $2.500          --          May 07, 2006      17,688         44,824
                              11,250          0.70%         $3.000          --          May 07, 2006      21,225         53,789
                              27,500          1.72%         $1.813          --          Dec 21, 2006      31,346         79,438


(1)      The  Company  granted  incentive  stock  options  under  the  Company's
         Incentive Plan to purchase an aggregate of 986,000 shares and the Company granted incentive stock options under the Lampert Plan, Jackel Plan, King

         Plan and the Pesin Plan to purchase an aggregate 255,000 shares, 206,250 shares, 45,000 shares, 45,000 shares, respectively.
(2) The market price on the date of grant was either above or equal to the option price on the date of the grant.
(3) These options include options issued prior to Fiscal 1997 that were canceled and repriced during Fiscal 1997.
(4) Excludes a stock option for 10,000 Common Shares at $1.813 purchased in a private transaction from a former employee of the Company pursuant to the management equity provision of the Company's Stock Incentive Plan.



III.     AGGREGATED OPTION EXERCISES IN FISCAL 1997 AND FISCAL YEAR-END
         OPTION VALUES


(a)                        (b)            (c)                       (d)                                 (e)
                          Shares                            Number of Securities            Value of Unexercised In-the-
                         Acquired                          Underlying Unexercised             Money Options at FY End
                            on           Value             Options at FY End (#)                       ($)(1)
                         Exercise       Realized
Name                       (#)            ($)
                                                       Exercisable      Unexercisable      Exercisable      Unexercisable
Ira B. Lampert              --             --            468,917           226,083             --                --
Steve Jackel                --             --            225,333           105,917             --                --
Eli Shoer                   --             --            135,083             6,167             --                --
Lawrence Pesin              --             --             29,375            53,125             --                --
Brian F. King               --             --             54,375           103,125             --                --

(1)     The closing price of the Company's Common Stock at 1997 Fiscal Year End was $2.50.

     Executive   Employment    Contracts,    Termination   of   Employment   and
Change-in-Control Arrangements

     The employment agreement between the Company and Ira B. Lampert effective July 1, 1993 was amended and restated as of May 1, 1997 (the "Lampert Agreement"). The Lampert Agreement provides that Mr. Lampert serve in the capacities of Chairman and Chief Executive Officer of the Company. The Lampert Agreement provides for an annual salary of $500,000, has a term of four years and provides for the term of employment to be automatically extended for one additional day for each day of the term of employment that elapses in the event that neither party notifies the other at any time during the term of employment that it does not want the term of employment extended.

     Under the Lampert Agreement, Mr. Lampert has been granted two sets of Common Stock options. The first, an option to purchase 340,000 Common Shares was amended and restated to 127,500 Common Shares at an exercise price of $2.00 per share, 63,750 Common Shares at an exercise price of $2.50 per share and 63,750 Common Shares at an exercise price of $3.00 per share. This option is currently exercisable as to 236,250 Common Shares and is exercisable as to the balance in allotments of 9,375 Common Shares on each November 30, February 28 (or February 29 as the case may be), May 31 and August 31 until exercisable as to the entire amount. Such options have anti-dilution provisions and are exercisable through July 2003. The second option, an option to purchase 260,000 Common Shares was amended and restated to 97,500 Common Shares at an exercise price of $2.00 per share, 48,750 Common Shares at an exercise price of $2.50 per share and 48,750 Common shares at an exercise price of $3.00 per share. As of March 2, 1998, this option is exercisable as to 176,250 Common Shares and is exercisable as to the balance in allotments of 9,375 on each November 30, February 28 (or February 29 as the case may be), May 31 and August 31 until exercisable as to the entire amount. Such options also have anti-dilution provisions and are exercisable through September 2004.

     In the Lampert Agreement, the Company agreed to adopt a supplemental executive retirement plan (the "SERP") for the benefit of Mr. Lampert and shall cause to be credited to this account $14,167 each month ("Monthly Credit") for the benefit of Mr. Lampert. The balance in the SERP account will always be 100% vested and non- forfeitable. Each time the Company credits a Monthly Credit to the SERP account, the Company will also simultaneously contribute an amount equal to such credit to a trust established for the purpose of accumulating funds to satisfy the obligations incurred by the Company pursuant to the establishment of the SERP. The Lampert Agreement prohibits Mr. Lampert from competing with the Company for a one-year period upon expiration of the Lampert Agreement.

     As of January 1, 1996, the Company and Steve Jackel entered into an Employment Agreement (the "Jackel Agreement") whereby Mr. Jackel is employed as President and Chief Operating Officer of the Company. Prior to entering into the Jackel Agreement, Mr. Jackel rendered consulting services to the Company pursuant to a Consulting Agreement, dated May 1, 1995, between the Company and Harjac Consulting Corp., a corporation owned by Mr. Jackel, which agreement was terminated upon the effective date of the Jackel Agreement. The Jackel Agreement provides for an annual salary of $400,000, has a term of three years commencing on January 1, 1996 and provides for automatic one- year renewals unless prior written notice is given by either party. The Jackel Agreement prohibits Mr. Jackel from competing with the Company for at least one year following the termination of Mr. Jackel's employment.

     Under the Jackel Agreement, Mr. Jackel has been granted Common Stock options. The option to purchase 300,000 Common Shares was amended and restated to 103,125 shares of the Company's Common Stock at an exercise price of $2.00 per share, 51,562 shares of the Company's Common Stock at an exercise price of $2.50 per share and 76,563 shares of the Company's Common Stock of an exercise price of $3.00 per share of which 205,000 were exercisable as of March 2, 1998 with the balance becoming exercisable in equal allotments of 750 Common Shares on the Thursday of each successive week after March 2, 1998 through and including December 31, 1998, as of which date such options shall be exercisable. These options to acquire a total of 231,250 shares of Common Stock were not granted pursuant to the Company's Incentive Plan. The options contain anti-dilution provisions and are exercisable through February 15, 2006.

             COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     Chief Executive Officer ("CEO"). The Lampert Agreement, pursuant to which Mr. Lampert serves in the capacities of Chairman and Chief Executive Officer of the Company, was amended and restated as of May 1, 1997. The Lampert Agreement provides for an annual salary of $500,000, has a term of four years and provides for the term of employment to be automatically extended for one additional day for each day of the term of employment that elapses in the event that neither party notifies the other at any time during the term of employment that it does not want the term of employment extended. The Company agreed to adopt a SERP for the benefit of Mr. Lampert and will cause the Monthly Credit to be credited to this account for the benefit of Mr. Lampert. The balance in the SERP account will always be 100% vested and non-forfeitable. Each time the Company credits a Monthly Credit to the SERP account, the Company will also simultaneously contribute an amount equal to such credit to a trust established for the purpose of accumulating funds to satisfy the obligations incurred by the Company pursuant to the establishment of the SERP. The Lampert Agreement prohibits Mr. Lampert from competing with the Company for a one-year period upon expiration of the Lampert Agreement. See "Executive Employment Contracts, Termination of Employment and Change-in-Control Arrangements."

     The Compensation Committee engaged the services of outside compensation consultants to obtain information and advice about competitive levels of compensation and particular compensation techniques of public companies of comparable size (i.e., annual sales volume) for the installation of a new pay package for Mr. Lampert as set forth in the Lampert Agreement. The Compensation Committee approved the Lampert Agreement based on such subjective criteria as
(i) the complex international structure and operations of the Company, which are equivalent to those of large international corporations although its revenues are not, (ii) the contentious legal environment of the Company, (iii) the parity of CEO pay with other existing executive officers of the Company and executive officers to be hired in the future, (iv) the financial turn-around of the Company, (v) prior pay practices of the Company for its former CEO, (vi) lack of retirement plan, and (vii) the extensive amount of time and world-wide travel that the CEO position entails (Mr. Lampert has spent, and continues to spend, a significant amount of time at the Company's offices in Hong Kong, its manufacturing facilities in China in addition to his travels to Japan, Eastern and Western Europe and Central America).

     Executive Officers Generally. The CEO recommends the level of compensation of each executive officer to the Compensation Committee based on such subjective criteria as the compensation of executives at corporations of similar size and operations, years of service to the Company, the amount of time and travel the position requires, the effort put forth during the past year and the desire to encourage the long-term commitment of the executive. The Compensation Committee considers each of these factors in determining whether to approve or modify the CEO's recommendation. With respect to new executives, the CEO and the
Compensation Committee also take into consideration the results of any arms-length negotiations between the Company and such executive. In addition, as part of the compensation package of each executive, the CEO recommends, and the Compensation Committee considers, the grant of stock options to each executive based on the above factors. It is the Compensation Committee's policy to make stock options as large a portion of an executive's gross compensation package as is reasonable because of the benefits such long-term incentives provide to the shareholders and the Company.

     During Fiscal 1997, the Company's management stock purchase provisions were amended to replace contingent stock awards with stock options and all outstanding stock options with an exercise price of $4.00 or more were amended to reduce the exercise price of, and the number of shares underlying, such options. See "Directors Compensation" and "Certain Relationships and Related Transactions".

          Joel Gold
         Ira J. Hechler
         Morris Gindi

                COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURNS

                             PERFORMANCE GRAPHS FOR
                              CONCORD CAMERA CORP.


     The  following  graph  reflects  a  comparison  of  the  cumulative   total
stockholder return (change in stock price plus reinvested dividends) of an initial $100 investment on June 30, 1992 in the Company's Common Stock, the Nasdaq Stock Market - US Index and a Peer Group Index. The Peer Group Index comprises the members of the SIC Code 3860 (Photographic Equipment and Supplies) as listed in the Nasdaq Stock Market 1997 Fact Book. The comparisons in this table are required by the Securities and Exchange Commission. The stock price performance shown on the graph is not intended to forecast or be indicative of future price performance.

[GRAPHIC OMITTED]

                    LENS

                                                Cumulative Total Return
                                        6/92   6/93    6/94   6/95   6/96  6/97

Concord Camera Corp.         LENS       100     78      43     66     46   37

Peer Group                   PPEER1     100    105     104    119    163  205

Nasdaq Stock Market (U.S.)   INAS       100    126     127    169    218  265

                              BENEFICIAL OWNERSHIP


     The following table sets forth certain information as of March 2, 1998 with respect to (i) those persons or groups known to the Company to beneficially own more than 5% of the Common Stock, (ii) each of the directors and nominees of the Company, (iii) the Company's executive officers named in the summary compensation table, and (iv) the Company's directors and executive officers as a group:


Name and Address of Beneficial Owner                                 Amount and Nature of           Percent of
                                                                     Beneficial Ownership (1)       Class (1)
(i) Beneficial Owners of More than 5% of Common Shares
Deltec Asset Management                                              1,708,060                      15.6%
     535 Madison Avenue
     New York, New York 10022

Theodore H. Kruttschnitt                                             1,205,000                      11.0%
      1350 Bayshore Blvd., Suite 850
      Burlingame, California 94010

(ii) Directors and Nominees of the Company

Ira B. Lampert                                                       1,639,233 (2)(3)               15.0%
     Concord Camera Corp
     35 Mileed Way
     Avenel, New Jersey 07001

Steve Jackel                                                         1,639,233 (2)(4)               15.0%
     Concord Camera Corp
     35 Mileed Way
     Avenel, New Jersey 07001

Eli Arenberg                                                         81,750 (5)                     *
     9578 Harbour Lake Circle
     Boynton Beach, Florida 33437

Joel Gold                                                            30,250 (6)                     *
     Inter Bank
     Rockefeller Center
     630 - 5th Avenue
     Suite 1820
     New York, New York 10111

Morris Gindi                                                         29,750 (7)                     *
     Notra Trading, Inc.
     One Woodbridge Center Drive
     Woodbridge, New Jersey


                                       17





J. David Hakman                                                      49,750 (8)                     *
    Hakman & Co., Inc.
    Suite 300
    1350 Bayshore Highway
    Burlingame, California 94010

Ira J. Hechler                                                       465,750 (9)                    4.3%
    Ira J. Hechler and Associates
    45 Rockefeller Plaza
    New York, New York 10111

Kent M. Klineman                                                     128,000 (10)                   1.2%
    Klineman Associates, Inc
     1270 Avenue of the Americas
     New York, New York 10020

(iii) Executive Officers

Eli Shoer                                                            1,639,233 (2)(11)              15.0%
     Concord Camera Corp
     35 Mileed Way
     Avenel, New Jersey 07001

Brian F. King                                                        1,639,233 (2)(12)              15.0%
     Concord Camera Corp
     35 Mileed Way
     Avenel, New Jersey 07001

Lawrence Pesin                                                       1,639,233 (2)(13)              15.0%
     Concord Camera Corp
     35 Mileed Way
     Avenel, New Jersey 07001

Keith Lampert                                                        1,639,233 (2)(14)              15.0%
     Concord Camera Corp
     35 Mileed Way
     Avenel, New Jersey 07001

Arthur Zawodny                                                       1,639,233 (2)(15)              15.0%
     Concord Camera Corp
     35 Mileed Way
     Avenel, New Jersey 07001

(iv) All executive officers and directors as a group (13 persons)    2,424,483                      22.2%
   * Indicates less than 1%.



(1) All information is as of March 2,1998 and was determined in accordance with Rule 13d-3 under the Exchange Act based upon information furnished by the persons listed or contained in filings made by them with the Commission. As of March 2, 1998, the Company had issued and outstanding 10,937,973 Common
     Shares, the Company's only class of voting securities outstanding. Unless otherwise indicated, beneficial ownership disclosed consists of sole voting and dispositive power.

                                       18




(2) Represents the total number of shares which are beneficially owned by a group comprising Ira B. Lampert, Steve Jackel, Eli Shoer, Brian F. King,
     Lawrence Pesin, Keith Lampert and Arthur Zawodny as a result of the terms of an Amended and Restated Voting Agreement, dated as of February 28, 1997
     (the  "Voting  Agreement")  pursuant  to which  each  party  to the  Voting
     Agreement agreed to vote any purchased shares or option shares acquired by such party under the Company's Incentive Plan in accordance with the will of the holders of a majority of all the shares issued under the Company's
     Incentive Plan.
(3) Includes 53,850 shares purchased in the open market, 245,000 shares purchased pursuant to a purchase agreement with the Company and 530,917 shares underlying stock options, as to all of which such person has sole dispositive power. Excludes 164,083 shares underlying options which will not become exercisable within 60 days of March 2, 1998.
(4) Includes 100,000 shares purchased pursuant to a purchase agreement with the Company and 253,333 shares underlying stock options, as to all of which such person has sole dispositive power. Excludes 77,917 shares underlying options which will not become exercisable within 60 days of March 2, 1998.
(5) Represents 28,000 shares purchased in the open market and 53,750 shares underlying stock options.
(6) Represents 10,500 shares purchased in the open market and 19,750 shares underlying stock options.
(7) Represents 10,000 shares purchased in the open market and 19,750 shares underlying stock options.
(8) Includes 30,000 shares purchased in the open market and 19,750 shares underlying stock options.
(9) Represents 446,000 shares purchased in the open market and 19,750 shares underlying stock options.
(10) Represents 108,250 shares purchased in the open market and 19,750 shares underlying stock options.
(11) Includes 10,000 shares purchased pursuant to a purchase agreement with the Company and 136,083 shares underlying stock options, as to all of which such person has sole dispositive power. Excludes 5,167 shares underlying options which will not become exercisable within 60 days of March 2, 1998.
(12) Includes 27,500 shares purchased pursuant to a purchase agreement with the Company, 10,000 shares purchased in a private transaction from a former employee of the Company pursuant to the Management Equity provision of the Company's Stock Incentive Plan and 83,125 shares underlying stock options, as to all of which such person has sole dispositive power. Excludes 74,375 shares underlying options which will not become exercisable within 60 days of March 2, 1998
(13) Includes 27,500 shares purchased pursuant to a purchase agreement with the Company, 10,000 shares purchased in a private transaction from a former employee of the Company pursuant to the Management Equity provision of the Company's Stock Incentive Plan and 33,125 shares underlying stock options, as to all of which such person has sole dispositive power. Excludes 49,375 shares underlying options which will not become exercisable within 60 days of March 2, 1998.
(14) Includes 20,000 shares purchased in the open market, 5,000 shares purchased in a private transaction from a former employee of the Company pursuant to the Management Equity provision of the Company's Stock Incentive Plan and
     55,417 shares underlying stock options, as to all of which such person has sole dispositive power. Excludes 34,583 shares underlying options which will not become exercisable within 60 days of March 2, 1998.
(15) Includes 7,000 shares pursuant to a purchase agreement with the Company and 31,383 shares underlying stock options, as to all of which such person has sole dispositive power. Excludes 17,617 shares underlying options which will not become exercisable within 60 days of March 2, 1998.


                                       19




Certain Relationships and Related Transactions

     At June 30, 1997, the Company was indebted to Mr. Benun for certain loans made by him to the Company in the principal amount of $100,000, which amount bears interest at a rate per annum equal to 2% over CIT's prime lending rate.
The Company incurred approximately $11,000 in interest expense in Fiscal 1997 in connection with the loans from Mr. Benun and suspended payment of the loans. The
Company believes that any amounts which may otherwise have been due Mr. Benun will be offset by the amounts which Mr. Benun will be found to owe the Company when all claims by the Company against Mr. Benun are finally arbitrated or adjudicated.

     The Company and Mr. Benun entered into and executed a Pledge Agreement on each of March 7, 1994 and April 6, 1994 to secure the prompt payment of any liability to the Company that Mr. Benun may incur as a result of the matters then under investigation. Mr. Benun was terminated as Chief Executive Officer on July 14, 1994. The Company holds 30,770 shares of the Company's Common Stock owned by Mr. Benun and pledged to the Company in connection with the Pledge
Agreement.

     On August 1, 1994 ELA  Enterprises,  Inc., a Company owned by Eli Arenberg, was granted an option  under the  Company's  Incentive  Plan to purchase  10,000
Common Shares at an exercise  price of $3.00 per share,  10,000 Common Shares at an  exercise  price of $4.00 per share and 10,000  Common  Shares at an exercise price of $5.00 per share, in connection with consulting services provided by Mr.
Arenberg  to the  Company  pursuant  to the  ELA  Enterprises,  Inc.  Consulting
Agreement.  All options  previously  granted to Mr.  Arenberg were canceled.  In addition,  ELA  Enterprises,  Inc. will be paid at an hourly rate for consulting services  provided to the Company.  Selling expenses include $48,000 and $26,000 for such consulting  services and related expenses during the fiscal years ended
June 30, 1997 and 1996, respectively.

     On August 23, 1995, the Compensation Committee of the Board approved stock purchase awards under the Company's Incentive Plan pursuant to which 500,000
Common Shares were made available for purchase by senior management of the Company at a price per share equal to $5.375 per share (the closing price of the Common Stock on August 23, 1995) pursuant to binding commitments to be made by such persons by August 31, 1995. The Company received commitments for the purchase of 444,000 of such shares. Each purchaser was also granted the right to receive a contingent restricted stock award covering a number of shares equal to the number of shares purchased by such purchaser. The contingent restricted stock was to be issued based upon attainment of increases in shareholder value in accordance with the Incentive Plan as follows:


Percentage of Restricted Stock     Fair Market Value    Latest Attainment Date
            331/3%                      $10.00                August 31, 1997
            662/3%                      $15.00                February 28, 1999
            100%                        $20.00                August 31, 2000

     If issued, such contingent restricted shares were to vest over a three-year period and were subject to forfeiture prior to vesting under certain conditions.

     Pursuant to purchase agreements (the "Purchase Agreements"), members of the Company's senior management purchased shares of Common Stock (the "Purchased
Shares") pursuant to the terms of the Management Equity Provisions of the Company's Incentive Plan. As payment for such shares, each purchaser executed a full recourse note for the purchase price of such shares (each a "Note";
collectively, the "Notes") and pledged the Purchased Shares as security for the payment of the Note. The Notes mature five years from the date of purchase (May
7, 1996 in the case of Notes executed by Brian F. King and Lawrence Pesin and November 7, 1995 in the case of Notes executed by all other purchasers) and bear interest at 6%.


                                       20




     Concurrently with the execution of their respective Purchase Agreements and Notes, each purchaser entered into a Voting Agreement pursuant to which each purchaser agreed to vote all of his Purchased Shares and contingent restricted stock in accordance with the determination of the holders of a majority of all of the Purchased Shares and contingent restricted stock held by the purchasers.
To effect the foregoing, each of the purchasers delivered to Mr. Lampert an irrevocable proxy and agreed that prior to any transfer of Purchased Shares and contingent restricted stock, such purchaser will cause the transferee (A) to agree in writing with Mr. Lampert to be bound by the provisions of the Voting
Agreement and (B) to execute and deliver to Mr. Lampert an irrevocable proxy.

     Pursuant to Amendments to each of the Purchase  Agreements  dated  February
28, 1997 (the "Amendments"), the Company was relieved of its obligation to issue any contingent restricted stock. Instead, each member of the Company's senior management received, as of December 22, 1996, options to purchase that number of shares of Common Stock (the "Option Shares") equal to the number of Purchased
Shares  purchased  by such  person.  The options  vested as to 20% of the Option
Shares covered thereby as of December 22, 1996 and the balance of the shares covered thereby vest beginning December 31, 1996 in equal monthly installments over a four-year period during the term of employment or consultancy. The unvested portion will immediately become vested in the event that the average closing price of the Common Stock for any consecutive 90 trading day period is at least $5.00. The unvested portion is cancelable upon any termination of employment or consultancy (except for death, disability or retirement).

     Concurrently with the Amendments, the Voting Agreement and the irrevocable proxies were amended and restated to include the Option Shares and to delete the contingent restricted stock.

     As of December 22, 1996, all outstanding options held by senior management and directors of the Company that previously had an exercise price of up to $3.99 per share remained unchanged. All such options having an exercise price at $4.00 a share or above (excluding those granted to ELA Enterprises, Inc.) were revised as follows:

     (a) The number of shares of Common Stock covered by each option was reduced by 25% (the reduction was applied on a pro rata basis first against the unvested installments of each option).

     (b) The exercise price for 50% of the shares covered by the revised option were repriced to be $2.00 per share, 25% were repriced to be $2.50 per share and 25% to be $3.00 per share.

     (c) Vesting of the repriced options remained unchanged.



                                       21




     The following tables detail the above changes in options held by senior management exclusive of the options granted in lieu of the contingent restricted stock awards discussed above and exclusive of the options described in Item 11
Table II (Option Grants in Fiscal 1997), which were granted subsequent to December 22, 1996:


                                 OPTIONS HELD PRIOR TO CHANGES OF 12/22/96(1)                  TERMS OF ORIGINAL GRANT
                       ------------------------------------------------------------     ------------------------------------------
                              # OF                                                                        END OF
                          UNDERLYING             OPTION        VESTED       UNVESTED        GRANT        VESTING         VESTING
                            SHARES            PRICE ($)        SHARES        SHARES          DATE         PERIOD          METHOD

Ira B. Lampert                   260,000         4.0000         172,500    87,500         9/30/94         8/31/98      quarterly
                                 340,000         4.0000         252,500    87,500          7/1/93         8/31/97      quarterly

---------------------  -----------------  ------------- --------------- ----------- --  ----------- ---------------  -------------
Steve Jackel                      25,000         3.0000          25,000         0          5/1/95        12/31/95           100%
                                  75,000         4.0000          75,000         0          5/1/95         4/30/96           100%
                                 200,000         4.0000          95,000   105,000         2/15/95        12/31/98         weekly

---------------------  -----------------  ------------- --------------- ----------- --  ----------- ---------------  -------------
Eli Shoer                         75,000         4.0000          50,000    25,000         10/1/94         9/30/97         annual
                                  75,000         3.2500          75,000         0         10/4/94         10/4/94         annual

---------------------  -----------------  ------------- --------------- ----------- --  ----------- ---------------  -------------
Brian F. King (2)                 60,000         4.0000               0    60,000          5/7/96          5/7/99         annual

---------------------  -----------------  ------------- --------------- ----------- --  ----------- ---------------  -------------
Lawrence Pesin (2)                60,000         4.0000               0    60,000          5/7/96          5/7/99         annual

---------------------  -----------------  ------------- --------------- ----------- --  ----------- ---------------  -------------
Arthur Zawodny                    12,000         3.2500          12,000         0        10/21/94        10/21/94         annual
                                   8,000         3.2500           4,000     4,000        10/21/94         5/31/98         annual
                                  12,000         2.8125           6,000     6,000         5/15/96         5/15/97         annual

---------------------  -----------------  ------------- --------------- ----------- --  ----------- ---------------  -------------

(1)  For each person listed, excludes contingent restricted stock awards.
(2) Excludes a stock option for $10,000 Common Shares at $1.81 purchased in a private transaction for a former employee of the Company pursuant to the management equity provision of the Company's Stock Incentive Plan.



                                   OPTIONS HELD AFTER 12/22/96                                  OPTIONS HELD AFTER 12/22/96 WITH
                                                                                                    ORIGINAL EXERCISE PRICE
                              # OF            NUMBER
                            OPTIONS             OF           SHARES            SHARES
                            CANCELED          SHARES         VESTED           UNVESTED          PRICE ($)        VESTED   UNVESTED
Ira B. Lampert                  (65,000)         195,000        129,375           65,625           4.0000             0          0
                                (85,000)         255,000        189,375           65,625           4.0000             0          0
----------------------  ----------------  --------------  ------------- ---------------- --  ------------ ------------- ----------
Steve Jackel                           0          25,000         25,000                0           3.0000        25,000          0
                                (18,750)          56,250         56,250                0           4.0000             0          0
                                (50,000)         150,000         71,250           78,750           4.0000             0          0
----------------------  ----------------  --------------  ------------- ---------------- --  ------------ ------------- ----------
Eli Shoer                       (18,750)          56,250         37,500           18,750           4.0000             0          0
                                       0          75,000         75,000                0           3.2500        75,000          0
----------------------  ----------------  --------------  ------------- ---------------- --  ------------ ------------- ----------
Brian F. King (2)               (15,000)          45,000              0           45,000           4.0000             0          0
----------------------  ----------------  --------------  ------------- ---------------- --  ------------ ------------- ----------
Lawrence Pesin (2)              (15,000)          45,000              0           45,000           4.0000             0          0
----------------------  ----------------  --------------  ------------- ---------------- --  ------------ ------------- ----------
Arthur Zawodny                         0          12,000         12,000                0           3.2500        12,000          0
                                       0           8,000          4,000            4,000           3.2500         4,000      4,000
                                       0          12,000          6,000            6,000           2.8125         6,000      6,000
----------------------  ----------------  --------------  ------------- ---------------- --  ------------ ------------- ----------



                                    OPTIONS HELD AFTER 12/22/96 WITH NEW EXERCISE PRICE
                    --------------------------------------------------------------------------------------------------------
                             $2.00 PRICE                $2.50 PRICE           $3.00 PRICE           TOTAL OUTSTANDING
                        VESTED       UNVESTED        VESTED    UNVESTED    VESTED     UNVESTED     VESTED     UNVESTED

------------------  -----------  -------------  -----------  -----------  --------  -----------    ---------  ---------
Ira B. Lampert           64,687         32,813       32,344       16,406    32,344       16,406      129,375     65,625
                         94,687         32,813       47,344       16,406    47,344       16,406      189,375     65,625
------------------  -----------  -------------  -----------  -----------  --------  -----------    ---------  ---------
Steve Jackel                  0              0            0            0         0            0       25,000          0
                         28,125              0       14,062            0    14,063            0       56,250          0
                         35,625         39,375       17,812       19,688    17,813       19,687       71,250     78,750
------------------  -----------  -------------  -----------  -----------  --------  -----------    ---------  ---------
Eli Shoer                18,750          9,375        9,375        4,687     9,375        4,688       37,500     18,750
                              0              0            0            0         0            0       75,000          0
------------------  -----------  -------------  -----------  -----------  --------  -----------    ---------  ---------
Brian F. King (2)             0         22,500            0       11,250         0       11,250            0     45,000
------------------  -----------  -------------  -----------  -----------  --------  -----------    ---------  ---------
Lawrence Pesin (2)            0         22,500            0       11,250         0       11,250            0     45,000
------------------  -----------  -------------  -----------  -----------  --------  -----------    ---------  ---------
Arthur Zawodny                0              0            0            0         0            0       12,000          0
                              0              0            0            0         0            0        4,000      4,000
                              0              0            0            0         0            0        6,000      6,000
------------------  -----------  -------------  -----------  -----------  --------  -----------    ---------  ---------

     As of March 2, 1998, the following executive officers of the Company are indebted to the Company for amounts in excess of $60,000 as a result of purchases pursuant to the Purchase Agreements:

Ira B. Lampert..................................................$1,508,422.33

Steve Jackel.....................................................$612,072.60

Lawrence Pesin...................................................$225,105.00

Brian F. King....................................................$225,105.00

Eli Shoer ........................................................$61,207.26

PROPOSAL TWO: RATIFICATION OF ERNST & YOUNG LLP AS INDEPENDENT AUDITORS OF THE COMPANY

     The Board has reappointed the independent accounting firm of Ernst & Young as auditors of the Company for Fiscal 1998. Shareholder approval requires the affirmative vote of the holders of a majority of Common Shares represented and entitled to vote at the Annual Meeting. A representative of Ernst & Young is expected to attend the Annual Meeting, will have the opportunity to make a statement should he desire to do so and is expected to be available to respond to appropriate questions.

     The Board is seeking shareholder approval of its selection of Ernst & Young since it is customary for a public company to obtain shareholder approval of its auditors. If shareholders do not approve the appointment of Ernst & Young as the auditors of the Company for Fiscal 1998 at the Annual Meeting, the Board, on recommendation of its Audit Committee, may reconsider the selection.


                           1999 SHAREHOLDER PROPOSALS

     Any shareholder who intends to present a proposal for action at the Company's 1999 Annual Meeting of Shareholders must comply with and meet the requirements of Regulation 14a-8 of the Exchange Act. That regulation requires, among other things, that any proposal to be included in the Company's proxy statement and form of proxy for the Company's 1998 Annual Meeting of Shareholders be received by the Company at its executive offices, 35 Mileed Way, Avenel, New Jersey 07001, by August 14, 1998.


                            GENERAL AND OTHER MATTERS

     Management knows of no matter other than the matters described above which will be presented at the Annual Meeting. However, if any other matters properly come before the Annual Meeting, or any of its adjournments, the persons voting the proxies will vote them as they deem in the best interest of the Company.

                             SOLICITATION OF PROXIES

     The cost of proxy solicitations will be borne by the Company. In addition to solicitations of proxies by use of the mails, some officers or employees of the Company, without additional remuneration, may solicit proxies personally or by telephone. The Company will also request brokers, dealers, banks and their nominees to solicit proxies from their clients, where appropriate, and will reimburse them for reasonable expenses related thereto.

                                            By Order of the Board of Directors
                                                     Brian King
                                                     Secretary

Avenel, New Jersey
March 13, 1998

PROXY
                              CONCORD CAMERA CORP.
                     35 Mileed Way, Avenel, New Jersey 07001
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                 ANNUAL MEETING OF STOCKHOLDERS - April 23, 1998

     The undersigned hereby appoints Harlan I. Press as Proxy of the undersigned with full power of substitution to attend and to represent the undersigned at the Annual Meeting of Stockholders of Concord Camera Corp. (the "Company") to be held on April 23, 1998, and at any adjournments thereof, and to vote thereat the number of shares of stock of the Company the undersigned would be entitled to vote if personally present, in accordance with the instructions set forth on this proxy card. Any proxy heretofore given by the undersigned with respect to such stock is hereby revoked.

            Dated:____________________________________________________,   1998

            ------------------------------------------------------------

            ------------------------------------------------------------
            Please sign exactly as name appears above. For joint accounts, each joint owner must sign. Please give full title if signing in a representative capacity.

[  ]  PLEASE CHECK IF YOU PLAN TO ATTEND THE MEETING

PLEASE MARK, DATE AND SIGN THIS PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE

1.       ELECTION OF DIRECTORS.

NOMINEES:  Ira B. Lampert, Steve Jackel, Eli Arenberg, Joel L. Gold,
           Morris H. Gindi, J. David Hakman, Ira J. Hechler and Kent M. Klineman

             [  ]   FOR ALL nominees listed above.

             [  ]   FOR ALL nominees listed above EXCEPT:

                  -----------------------------------------------------------.
          (Instruction: To withhold authority to vote on any individual nominee, write the name above.)

             [  ]   WITHHOLD AUTHORITY to vote for all nominees listed above.

2. RATIFICATION OF ERNST & YOUNG LLP AS INDEPENDENT AUDITORS OF THE COMPANY FOR THE FISCAL YEAR ENDING JUNE 30, 1998.

             [  ]   FOR the ratification of Ernst & Young LLP.

             [  ]   AGAINST the ratification of Ernst & Young LLP.

             [  ]   ABSTAIN

3.       ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

         If no specification is made, this proxy will be voted FOR Proposals 1 and 2 listed above.